UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2024

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-50765	16-1694602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13319 Midlothian Turnpike
Midlothian, Virginia	23113
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 897-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $4.00 per share	VBFC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

Village Bank and Trust Financial Corp. (the “Company”) held its Annual Meeting of Shareholders on May 21, 2024 (the “Annual Meeting”). A quorum of shares was present or represented by proxy at the Annual Meeting. At the Annual Meeting, the shareholders of the Company elected three directors to serve for a term of three years each; approved in an advisory vote the Company’s executive compensation; approved in an advisory vote the frequency of the advisory vote on executive compensation; approved the Village Bank and Trust Financial Corp. 2024 Stock Incentive Plan; and ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2024. The voting results for each proposal were as follows:

Proposal 1

To elect three directors for a term of three years each:

			Broker
	For	Withheld	Non-Vote
Frank E. Jenkins, Jr.	964,491	115,978	210,938
Michael A. Katzen	964,765	115,704	210,938
Michael L. Toalson	965,373	115,096	210,938

Proposal 2

To approve, in an advisory (non-binding) vote, the executive compensation disclosed in the Proxy Statement:

				Broker
	For	Against	Abstain	Non-Vote
Executive Compensation	1,036,761	10,095	33,613	210,938

Proposal 3

To approve, in an advisory (non-binding) vote, whether an advisory vote on executive compensation should be held every one, two, or three years:

					Broker
	One Year	Two Years	Three Years	Abstain	Non-Vote
Frequency of Vote	977,994	29,947	1,691	70,837	210,938

Proposal 4

To approve the Village Bank and Trust Financial Corp. 2024 Stock Incentive Plan:

				Broker
	For	Against	Abstain	Non-Vote
2024 Stock Incentive Plan	996,926	80,607	2,936	210,938

Proposal 5

To ratify the appointment of Yount, Hyde, & Barbour, P.C. as the Company’s independent registered public accounting firm for 2024:

	For	Against	Abstain
Ratification of Auditors	1,291,376	24	7

Item 8.01Other Events.

On May 21, 2024, members of management of the Company made a presentation at the Annual Meeting. A copy of the presentation is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.      Description

99.1	Presentation of the Company delivered at the 2024 Annual Meeting of Shareholders.
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE BANK AND TRUST FINANCIAL CORP.
(Registrant)

Date: May 21, 2024	By: /s/ Donald M. Kaloski, Jr.
Donald M. Kaloski, Jr.
Executive Vice President and CFO

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